


THE
LIVIN
STAGE




BALTIMORE



RLH

CORPORATION

Investor Presentation











DISCLAIMER

RLH CORPORATION

This presentation (the "Presentation") is provided for information purposes only.

Forward Looking Statements. Certain matters discussed throughout all of this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, our use of words such as "expect," "estimate," "believe," "anticipate," "should," "will," "forecast," "plan," project," "assume" or similar words of futurity identify such forward-looking statements. These forward-looking statements are based on management's current beliefs, assumption and expectations regarding future events, which in turn are based on information currently available to management. Such statements may relate to projections of the Company's revenue, earnings and other financial and operational measures, Company debt levels, ability to repay outstanding indebtedness, payment of dividends, and future operations, among other matters. We caution you not to place undue reliance on any such forward-looking statements. Forward-looking statements do not guarantee future performance and involve known and unknown risks, uncertainties and other factors.

Several factors could cause actual results, performance or achievements of the Company to differ materially from those expressed in or contemplated by the forward-looking statements. Such risks include, but are not limited to, changes to general, domestic and foreign economic conditions; operating risks common in the lodging and franchising industries; changes to the desirability of our brands as viewed by hotel operators and customers; changes to the terms or termination of our contracts with franchisees; our ability to keep pace with improvements in technology utilized for reservations systems and other operating systems; fluctuations in the supply and demand for hotels rooms; the outcome of litigation; and our ability to effectively manage our indebtedness. These and other risk factors are discussed in detail in the Risk Factors section of the Company's Annual Report on Form 10-K for the year ended December 31, 2016, filed with the Securities and Exchange Commission on March 31, 2017. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Non-GAAP Financial Measures. Management believes that non-GAAP financial measures may be useful in certain instances to provide additional meaningful comparisons between past, present and future operating results and as a means to evaluate the results of core, ongoing operations. Within this presentation, reference is made to adjusted earnings before interest, taxes, depreciation and amortization (EBITDA). See Appendix – "Reconciliation of Adjusted EBITDA" for a reconciliation of Adjusted EBITDA to net income (loss). EBITDA and Adjusted EBITDA are commonly used measures in our industry, and we believe they are a complement to reported operating results. EBITDA and Adjusted EBITDA are not intended to represent net income (loss) defined by generally accepted accounting principles in the United States (GAAP). In addition, other companies in our industry may calculate EBITDA and Adjusted EBITDA differently than we do or may not calculate them at all, limiting the usefulness of EBITDA and Adjusted EBITDA as comparative measures. While management believes that the non-GAAP measurements are useful supplemental information, such adjusted results are not intended to replace the Company's GAAP financial results and should be read in conjunction with those GAAP results.

Information as of September 30, 2017 unless otherwise noted.

RLH BY THE NUMBERS

RLH CORPORATION

1,100+ Hotels

70,000+ Rooms

10th

Largest Franchisor in the United States



48

States

4

Countries

1,800+

Associates Work for RLH

148%

5-Year CAGR in Franchise Unit Growth

9

Brands

ASSET LIGHT TRANSFORMATION | 2014-2016

RLH CORPORATION

Activities and Strategies

Disposition of 8 Non-Strategic Real Estate Interests

All 8 properties remained with the brand via the execution of long term franchise or management agreements

Strategic Hotel Acquisitions with $17M Capital Investment

- ✓ Hotel RL Baltimore
- ✓ Hotel RL Washington DC
- ✓ Red Lion Hotel Atlanta Airport

Organic and Acquisition Franchise Growth

- ✓ Organic growth through franchise sales (2016 combined companies executed 86 franchise agreements)
- ✓ M&A transactions for GuestHouse and Vantage (>1,100 properties)

Execution of RL Venture JV

- ✓ RLH assigned 12 assets (all remaining owned assets) to a JV and sold a minority interest (45% to Shelbourne)
- ✓ Transaction provided:
  - ✓ $27M to renovate key assets – renovations completed in 2016
  - ✓ Repaid RLH debt and added non-recourse debt to the JV
  - ✓ Management contracts for the 12 assets (5 yr term)
  - ✓ Sold one property in Q4 2016; 11 remain as of 9/30/17

Balance Sheet Transformation

- ✓ Repaid all RLH Corporate LT Debt
- ✓ Repaid $30M in Trust Preferreds with a 9.5% coupon cost
- ✓ Equity Offering, $18.5M net proceeds
- ✓ $49.1M in cash, cash equivalents, and restricted cash as of 9/30/17

"Fifty-year old start-up in its 3rd year of transformation"

RLH CORPORATION

Activities and Strategies

Sale of TicketsWest and WestCoast Entertainment

- ✓ On October 3, 2017, RLH closed on the sale of the Entertainment business.
- ✓ This allowed RLH to "crystalize the value of this business" and continue on a mission to simplify its business model.

Listing for Sale of Majority of Owned Hotels

- ✓ On October 5, 2017, the RLH Board of Directors approved the listing for sale of 11 of its 18 remaining owned hotels.
- ✓ RLH's ultimate goal through the sale of these assets is to significantly reduce and ultimately eliminate long-term debt and to significantly increase cash reserves to more aggressively grow the Franchise business.
- ✓ Based on an independent review of the markets for the 11 hotels listed for sale, RLH estimates the current value of the hotels is between $165 and $175 million. In approximately 3 years, RLH will have generated IRRs for our property owners of over 30% and value realization of over 2.5 times.
- ✓ As the hotel sales are achieved, the company's real estate-specific costs of interest, depreciation and amortization will be reduced – resulting in higher future profitability and EPS.
- ✓ RLH will be seeking to maintain franchise or management contracts with the listed assets upon completion of sale.
- ✓ The owned hotels not being listed at this time are the newer joint venture acquisitions (Baltimore, DC and Atlanta).
- ✓ RLH will continue to operate these newer properties in the near-term to enable stabilization to higher profitability before listing.
- ✓ The remaining four hotels are leasehold interests with no near-term disposal plans.

INVESTMENT HIGHLIGHTS

RLH CORPORATION

Asset Light Franchise Model

- ✓ High ROIC, asset-light franchise model with national and international scale consisting of ~1,100 hotels and >70,000 rooms
- ✓ Transformational acquisition adding cycle-neutral income stream and accretive growth potential through technology and operational overlays
- ✓ Increased brand recognition and business development personnel designed to deliver acceleration of new franchise agreements

Strong Organic Growth*

- ✓ Executed 120 license agreements in the first nine months of 2017
- ✓ More than 20 upscale properties expected to open in the next 18 months including 4 Hotel RL properties
- ✓ RLH recently added a Chief Development Officer who will focus on growing the franchise operations for the upscale brands
- ✓ Deployment of RLH technology platform (RevPAK and Hello Rewards) driving results

State of the Art Guest Mgmt Platform

- ✓ Developed & deployed proprietary digital guest and revenue management platform – RevPAK – consisting of ~15 software service providers to deliver best-in-class functionality
- ✓ Integrated platform provides solutions for administrative functions, reservations, digital marketing, revenue management and guest services, as well as business intelligence & performance measurement
- ✓ Enhances ability to optimize operational performance
- ✓ Provides RLH ecosystem with up to 300 booking channels

* As of September 30, 2017

INVESTMENT HIGHLIGHTS

RLH

Innovative Rewards Program

- ✓ Revolutionized rewards program to recognize retail consumer
- ✓ Instant gratification as well as rewards for multiple stays
- ✓ Preferential pricing and premium perks with national, regional and local retailers and service providers
- ✓ In April 2017, more than 360K former Vantage Rewards members were migrated into Hello Rewards

Seasoned Leadership Team

- ✓ Over 150 years of collective lodging experience
- ✓ Proven ability to implement and execute transformational business plan
- ✓ Deep expertise in lodging, franchise development, digital marketing and brand positioning and the execution of asset-light business model

Balanced Sheet Poised for Growth*

- ✓ No corporate level debt
  - $111.5M net JV level debt with recourse to hotels in the ventures
  - RLH's share of JV debt is $63.7M
- ✓ RLH's share of cash and cash equivalents is $32.0M

* As of September 30, 2017

VANTAGE ACQUISITION

RLH CORPORATION

DEAL SUMMARY:

Consistent with RLH's desire to grow the asset-light, franchise business nationwide

1,000 HOTELS

Immediately added significant scale to the system with the addition of over 1,000 hotels – increasing national presence by 19 states

Unique business model has been historically successful in the economy and midscale hotel brands

Significant strategic and operating benefits. Franchise Segment profit margin was 30% in Q3 2017

Acquired considerable franchise management talent in the economy / mid-scale segments

Complementary to the recent GuestHouse / Settle Inn acquisition

Stock and earn-out components of the transaction consideration create alignment with the Vantage principals / earn-out further protects RLH from risk of contract terminations post-closing

Debt free platform that could contribute $5-7M of EBITDA to RLH in 2017 without assuming any economies of scale

Contracts are typically one year with automatic renewals; royalty and marketing fees are based on room count versus rooms revenue; average hotel is 50 to 60 rooms

Provides additional scale and leverage for marketing funds

Americas Best Value Inn & Suites

Canadas Best Value Inn & Suites

Numerous brands – the majority of which are Americas Best Value Inn and Canadas Best Value Inn

FRANCHISE OF CHOICE

GOOD | FOR BUSINESS.

ADJUSTED EBITDA

RLH CORPORATION

The Franchise division is estimated to contribute over **40%** of the overall consolidated RLH Adjusted EBITDA in 2017.

This contribution percentage will grow in 2018 as RLH continues to move closer to a fully asset-light business model.

($ in Millions)

Adj EBITDA	Continuing Operations 2015	2016	2017E
Franchise Division*	0.3	3.3	9
Hotel Division*	11.2	13.9	13.5
Total RLH	11.5	17.2	22.5
Total RLH % Change		*50%*	*27% to 33%*
Franchise % of Total	3%	19%	40%

** Corporate overhead fully allocated to divisions based on profitability.*



Percent of Adj EBITDA (Cont Ops)
50%
40%
30%
20%
10%
0%
3%
19%
40%
2015
2016
2017E

POSITIONING RLH AS "FRANCHISE OF CHOICE"

Establish RLH as the "Franchise of Choice" by blending our cultures, focusing on brand stratification, and exceeding best-in-class service and delivery.

Achieving Franchise Growth by:

- Completing brand stratification
- Offering competitive fees
- Growing brands in North America
- Meeting and exceeding budget expectations
- Grow internal lead generation
- Implement new technologies

STREAMLINED BRAND PLATFORM

RLH CORPORATION

INCREASE BRAND AWARENESS

More resources per brand
Larger footprint per brand
Focus brand definitions

FLEXIBLE FRANCHISING

Offer owners the ability to move up or down the quality scale of our 9 brand offerings as their business needs and/or market changes

REDUCE COSTS

More efficient use of marketing and company resources


+2
24HR
$

BRAND STRATIFICATION PLAN – 9 FLAGS

RLH CORPORATION

UPSCALE	HOTEL RL	Upscale offering Centrally located in destination, adventure and university cities Flat fee (Introductory offer)
	RED LION HOTELS / RED LION INN & SUITES	Midscale offering with or without a restaurant Primary and secondary markets Variable fee (% of GRR)
	settle inn EXTENDED STAY	Midscale Extended Stay Flat fee
	Signature INN	Affordable Boutique offering Older hotels in markets that could support RevPAR lift Flat fee
	GuestHouse	Upper Economy offering Flat fee
	Americas Best Value Inn / Canadas Best Value Inn	Economy offering Strong national presence with numerous opportunities for repositioning Flat fee
ECONOMY	Country Hearth Inns & Suites	Lower Economy offering National brand with few brand restrictions Flat fee

ILLUSTRATIVE FRANCHISE ECONOMICS AND GROWTH POTENTIAL

RLH CORPORATION

- ✓ All figures below are year one averages
- ✓ More than 20 upscale properties expected to open in the next 18 months including 4 Hotel RL properties

	Hotel RL	Midscale	Economy
Room Count Fee Type	130 Flat per Key*	105 Percent of GRR	59 Flat per Key
RLH Revenue RLH Profit Profit Margin %	350K 130k 37.1%	136.5K 45.5K 33.3%	53.8K 15.2K 28.3%
Startup Costs - Payback**	6-9 month	3-9 month	0-6 month
Execution to Opening	4 - 12 months	2 - 8 months	1 - 3 months
Expected Openings (12-18 Months)	4	Approx. 10	Approx. 30

* Introductory offer

** Some Hotel RL and Midscale deals in major MSAs and/or key markets may include key money investment with average payback of less than 2 years

DRIVING RESULTS WITH TECHNOLOGY

RLH CORPORATION



REV PAK
GUEST MANAGEMENT SYSTEM
GUEST MANAGEMENT SYSTEM

ENGAGE CUSTOMERS
Customer Relationship Management

INCREASE BOOKINGS
Up to 300 booking channels
Sales Force Automation
Translation Services
Central Reservations System
Revenue Management System
Central Reservations Office
Digital Marketing
Field Marketing

MEASURE RESULTS
Reputation Management
Business Intelligence
Web Analytics
Single Sign On & Dashboard

Software incorporated into RevPAK:

Expedia, CENDYN, Google, GROUPON, ReviewPro, ProfitSword, Adobe Analytics, Compass Sales, SMARTLING, ORACLE, duetto, Customer Direct, HeBS digital

GuestHouse RevPAR Soars Under RevPAK

In 2015, RLH acquired the GuestHouse economy brand. Once its properties were enrolled into the RevPAK program, the brand saw an immediate and positive impact on its RevPAR, with increases of more than 4x the overall STR performance for the economy segment in 2016.



2016 RevPAR Growth (%)
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
1.8%
3.6%
3.0%
7.7%
3.0%
7.8%
4.4%
11.4%
3.1%
7.2%
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Full Year 2016
STR Economy Segment
GuestHouse on RevPAK

EMBRACING OTA PARTNERSHIPS

RLH CORPORATION

When we harness the distribution channels of OTA's we can:

- ✓ Reach a much larger audience
- ✓ Retain more customers
- ✓ Garner loyalty through our guest recognition program



FISHING WHERE THE FISH ARE
Channel and Affiliate Marketing Strategy at RLHC

expedia inc.

Expedia | EGENCIA | Hotels.com | Hotwire | eLong.com | venere.com

Priceline Group



RED LION HOTELS CORPORATION
HARNESSING THE VALUE OF MASS MARKETPLACES
OTAs
30%
Percentage of sites visited during the purchase journey that are an OTA site
OTAs have highest customer engagement
53%
Percentage of travel booked online
Growing OTA Influence
41%
Percentage increase in digital travel consumption
140
Number of unique sites users visit before booking
39%
Rate of OTA's growth
RLHC OTA strategy improves hotel margins
Tapping into OTA Traffic
Grow Hello Rewards member base and our 1:1 marketing capabilities
Improve hotel rank and brand awareness when and where consumers book
Improve conversion = Improve business
Sowing Seeds that Build Brand Loyalty
Hello Rewards members rates and loyalty stay credits
Automatic sign-up for Hello Rewards
Hello Rewards targeted 1:1 offers
Hello Rewards member perks boosts customer loyalty
Award perks to loyal customers who book on direct channels and preferred third parties

INNOVATIVE REWARDS PROGRAM

RLH CORPORATION

Hello rewards

Hello Rewards is a recognition-based loyalty program that offers guests the best rates and rewards with every stay.

- ✓ Membership increased by 49% in 2016 and by 71% in 2017 through September 30
- ✓ Hello Rewards has accounted for nearly 35% of direct bookings in 2016 and year to date in 2017
- ✓ All brands have access as of April 2017
- ✓ Industry recognized rewards program



Hello rewards
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HELLO, INSTANT REWARDIFICATION



we've MISSED YOU
40% Off Your Stay
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PERKS ARE ENDLESS WITH HELLO REWARDS
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NO POINTS, JUST ENDLESS PERKS
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RLH

CORPORATION

FUTURE GROWTH OPPORTUNITY

GOOD | FOR BUSINESS.

MULTIPLE DRIVERS TO MAXIMIZE VALUE

RLH will create value through organic franchise growth, targeted franchise acquisition, real estate sliver equity investment in key MSA markets, and improved efficiencies across the company

Organic Growth

MSA Acquisitions

Selective Accretive Platform Acquisitions



Franchise Development
Corporate M&A
Revenue Optimization
International Expansion
Operational Efficiency
Hotel Asset Acquisition

Improve Franchise Operating Efficiencies to Expand Margins

RevPAK Advancements Optimize Revenue to Take Market Share

Leverage US Infrastructure to Grow Canadian Properties

INVESTMENT OPPORTUNITIES

RLH

Minimum Performance Hurdles



> 20% Levered IRR

10-13+% Stabilized cash-on-cash returns

- **Adaptive Re-use** of existing structures (not limited to historic)
- **Extensive Rehabilitation** (full renovation… close, re-hab, reopen)
- **New Construction** (Shovel-ready site, development incentives, EB-5)
- **Portfolio Acquisition** for strategic growth
- **Institutional JV partner** (80% majority share/10-20% RLH)

FRANCHISE DEVELOPMENT OPPORTUNITIES

RLH CORPORATION

Recent changes with many industry brands result in unhappy franchisees and are targets for our development efforts.

The teams look to convert other brands and independent properties. We have a practical common-sense approach to property improvement capital programs which are typically at lower overall costs.

Recent changes in many brands are creating opportunities:

- ✓ Commoditization on street corner
- ✓ High required property improvement plan (PIP) in other brands
- ✓ Advantages of RevPAK



Required excessive renovation programs upsetting many owners
Enhanced brand standards results in unhappy franchisees
Launch of competing brands within the brand family has upset many owners looking for new brands
Acquisitions at larger hoteliers have brought forth disruptive changes

RLH
CORPORATION

RECENT RESULTS & OUTLOOK - 2017

GOOD | FOR BUSINESS.

SUMMARY FINANCIALS

RLH CORPORATION

Summary Income Statement - Q3 Continuing Operations*			
Revenue	2017	2016	%Δ
Hotel	$38.3M	$38.9M	-1.5%
Franchise	$12.7M	$4.8M	166.8%
Other	$0.0M	$0.0M	-
Total Revenue	$51.0M	$43.7M	16.8%
Adjusted EBITDA	$11.4M	$10.6M	7.5%
EBITDA Margin	*22.4%*	*24.3%*	*(194) bps*

Summary Income Statement - 9 Months Ending 9/30/2017 Continuing Operations*			
Revenue	2017	2016	%Δ
Hotel	$97.3M	$98.0M	-0.8%
Franchise	$36.0M	$12.2M	195.6%
Other	$0.1M	$0.0M	-
Total Revenue	$133.4M	$110.2M	21.0%
Adjusted EBITDA	$19.6M	$14.7M	33.1%
EBITDA Margin	*14.7%*	*13.3%*	*133 bps*

* *Excludes Entertainment Division - classified as a discontinued operation.*

Balance Sheet as of 9/30/2017	
Cash & Cash Equivalents*	$36.2M
Total Assets	$343.7M
Total Net Debt	$111.5M
Total Liabilities	$156.4M
Total Shareholders' Equity	$187.3M
Common Shares	23.6M
Fully-Diluted Shares	24.2M

* *Excludes $12.9M of restricted cash*

Debt as of 9/30/2017	
Corporate-Level Debt	$0.0M
JV-Level Net Debt	$111.5M
RLH's Pro-Rata Debt	$63.7M
Average Interest Rate	6.3%

Note: On October 3, 2017, RLH completed the sale of the Entertainment business. As of September 30, 2017 all related assets and liabilities were classified as held for sale. RLH will recognize an estimated gain on sale of $1.1 million in the fourth quarter of 2017, based on cash proceeds of $6.0 million, less estimated transaction costs of $0.7 million. As of September 30, 2017, RLH reported $4.3 million of assets held for sale, along with liabilities and associated cash.


R
L

2017 GUIDANCE

Systemwide Same Store RevPAR Growth

1% to 3%

Adjusted EBITDA

$22 to $23 Million

Capital Expenditures

$9 to $11 Million

Executed Franchise Agreements

130 hotels


HOTEL RL





Well-Respected Hospitality Veterans Driving Corporate Strategy

Greg Mount, President & CEO
30+ Year Industry Veteran
JV Real Estate Expert
Proven Growth Strategist



Doug Ludwig , CFO & Treasurer
30+ Year Industry Veteran
Former CFO of Four Seasons
Experienced change agent in asset light business models
Extensive global financing and capital raising experience



Bill Linehan, EVP & Chief Marketing Officer
30+ Hotel Brand Positioning
Digital Marketing Strategist



Roger Bloss, President, Global Development
40+ Years Hospitality Experience
Executive positions with major hotel franchise companies
Founded Vantage in 1996



Bernie Moyle, EVP & COO
18+ Years of commercial law
Acquisition & Growth Specialist



INVESTMENT HIGHLIGHTS

- Asset Light Franchise Model
- Strong Organic Growth
- State of the Art Guest Mgt Platform (RevPAK)
- Innovative Rewards Program (Hello Rewards)
- Seasoned Leadership Team
- Balanced Sheet Poised for Franchise Unit Growth

APPENDIX

GOOD | FOR BUSINESS.

REVITALIZED PROTOTYPES

RLH
CORPORATION




RED
LION





HOTEL RL – NEW ICONIC UPSCALE BRAND

RLH CORPORATION

HOTEL RL
BY RED LION

PIONEER
We're bold, always pushing forward and confidently leading the pack

NURTURE
We're welcoming, comfortable, inspired – a place to pursue passions freely

WONDER
We keep curiosity alive with great art, tech and events



Launched 7 Hotel RL's so far and have 4 under development that are expected to open in the next 18-24 months

- Full service
- Food & beverage
- Upscale
- 3-star brand
- Launched August 2015

RED LION BRANDS

REFRESHED, RELEVANT, ATTRACTIVE CONVERSION OPTIONS

RED LION HOTELS EST 1959

Friendly service and unique local flair

- Full service hotel
- Food & beverage
- Meeting facilities
- Diverse room selection
- Fitness center
- Midscale
- Average size: 120-300 rooms



RED LION INN & SUITES EST 1959

Clever design providing guests the essentials they need

- Limited service hotel
- No food & beverage
- No meeting facilities
- Midscale
- Average size: 80-200 rooms



SETTLE INN

With big, comfy studio rooms, neighborly service and lots of space to relax and do your thing, we invite you to unpack, unwind and settle in.

- Midscale
- Select service
- Extended stay





GUESTHOUSE

RLH

GuestHouse

Sit back, relax and enjoy a crisp, clean stay. We focus on getting all the comforts of home just right—spotless spaces, friendly faces, and service you can rely on—because when you stay here, you're a guest in our house.

- Economy
- Select service
- Average size: 60-200 rooms





SIGNATURE INN

Signature Inn is an upper-economy brand with an independent ethos. It is ideally suited for conversions in primary and secondary markets.

- Upper economy
- Independent ethos
- Modern retro design
- Convenient locations
- Colorful and hip tone of voice





AMERICAS & CANADAS BEST VALUE INNS

RLH

Americas Best Value Inn

Canadas Best Value Inn

Guests always leave with a sense of pride knowing they received the most for their money. It's this value that makes us such an accessible option for solo travelers and families alike, and why we so strongly uphold our small business identity and the heritage from which it stems.

- Economy
- Focus on comfort essentials
- Best value
- Patriotism





COUNTRY HEARTH

With a strong concentration on getting the essentials just right, our guests can expect an effortless hotel experience whether they are just coming in off the road or made a reservation in advance.

Ideally suited for conversions in secondary and tertiary markets

- Lower economy
- Focus on comfort essentials
- Friendly and helpful staff
- Flexibility



RECONCILIATION OF ADJUSTED EBITDA

RLH CORPORATION

	Three Months Ended September 30, 2017	Three Months Ended September 30, 2016
	($ In 000s)	
Net income (loss)	**$ 3,627**	**$ 3,513**
Depreciation and amortization	4,660	3,771
Interest expense	2,119	1,793
Income tax expense	174	166
EBITDA	**10,580**	**9,243**
Acquisition and integration costs (1)	1,235	1,413
Employee separation costs (2)	-	221
Income from discontinued business unit (3)	(408)	(262)
Adjusted EBITDA	**$ 11,407**	**$ 10,615**

(1) On September 30, 2016 RLH acquired Vantage. Net expenses associated with the acquisition and changes in the fair value of contingent consideration are included within *Acquisition and integration costs* on our consolidated statement of operations.

(2) Separation costs associated with the CFO transition.

(3) On October 3, 2017, the Company completed the sale of its Entertainment business. Based on this sale, the results of operations of the Entertainment business are reported as discontinued operations for all periods presented.